UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549
                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


                Date of report (Date of earliest event reported):
                                  June 1, 2009


                        TRUMP ENTERTAINMENT RESORTS, INC.
                    TRUMP ENTERTAINMENT RESORTS HOLDINGS, LP
                    TRUMP ENTERTAINMENT RESORTS FUNDING, INC.
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           (Exact Name of Registrants as Specified in Their Charters)


                                    Delaware
                                    Delaware
                                    Delaware
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                 (State or Other Jurisdiction of Incorporation)


        1-13794                                           13-3818402
        33-90786                                          13-3818407
      33-90786-01                                         13-3818405
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(Commission File Number)                       (IRS Employer Identification No.)


      15 South Pennsylvania Avenue
       Atlantic City, New Jersey                                  08401
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(Address of Principal Executive Offices)                        (Zip Code)


                                  609-449-6515
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              (Registrant's Telephone Number, Including Area Code)


                                 Not Applicable
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          (Former Name or Former Address, if Changed Since Last Report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.02.  Termination of a Material Definitive Agreement.

         On June 1, 2009, Trump Marina Associates, LLC ("TMA") delivered notice to Coastal Marina, LLC and Coastal Development, LLC (collectively, "Coastal") that the Asset Purchase Agreement, dated as of May 28, 2008, among TMA, Trump Entertainment Resorts, Inc. ("TER") and Coastal (the "Asset Purchase Agreement"), as amended by the Amendment thereto dated as of October 28, 2008 (the "Amendment" (the Asset Purchase Agreement as amended by the Amendment is referred to below as the "Agreement")), is terminated. The Agreement called for, among other things, Coastal to purchase the Trump Marina Hotel and Casino. Coastal has failed to consummate the transaction within the time provided under the Agreement.

         Counsel for Coastal has sent notice that Coastal alleges that TMA and TER breached the Agreement and claims that TMA and TER fraudulently induced Coastal to enter into the Amendment. Coastal has demanded that the deposits it paid pursuant to the Agreement be returned to Coastal. TMA and TER believe that these claims are without merit.





























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
        Pursuant to the requirements of the Securities Exchange Act of 1934, each of the Registrants has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Date: June 1, 2009

                         TRUMP ENTERTAINMENT RESORTS, INC.

                         By:    /s/ Robert M. Pickus
                                ------------------------------------------------
                         Name:  Robert M. Pickus
                         Title: Chief Administrative Officer and General Counsel


                         TRUMP ENTERTAINMENT RESORTS HOLDINGS, L.P.

                         By:    /s/ Robert M. Pickus
                                ------------------------------------------------
                         Name:  Robert M. Pickus
                         Title: Chief Administrative Officer and General Counsel


                         TRUMP ENTERTAINMENT RESORTS FUNDING, INC.

                         By:    /s/ Robert M. Pickus
                                ------------------------------------------------
                         Name:  Robert M. Pickus
                         Title: Chief Administrative Officer and General Counsel













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